Exhibit 10.42

AMENDED AND RESTATED SUBSIDIARY GUARANTY

This Amended and Restated Subsidiary Guaranty (the “Guaranty”) is made as of October 12, 2011 by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the “Subsidiary Guarantors”), to and for the benefit of KeyBank National Association, individually (“KeyBank”) and as administrative agent (“Administrative Agent”) for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the “Lenders”).

RECITALS

A.           Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware (“Borrower”), and Subsidiary Guarantors have requested that the Lenders make a revolving credit facility available to Borrower in an aggregate principal amount of up to $250,000,000, subject to future increase up to $400,000,000 (the “Facility”).

B.           The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in a Third Amended and Restated Credit Agreement of even date herewith among Borrower, KeyBank, individually, and as Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C.           Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes in the principal amount of each Lender’s Commitment and promissory notes in the principal amount, if any, of each Lender’s Loan as evidence of Borrower’s indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the “Notes”).

D.           Subsidiary Guarantors are subsidiaries of Borrower.  The Subsidiary Guarantors are parties to an Amended and Restated Subsidiary Guaranty dated as of March 30, 2011, given in connection with the Original Credit Agreement which is being amended and restated in its entirety by this Guaranty.  Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors and Borrower are members.  The execution and delivery of this Guaranty by Subsidiary Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

1.           Subsidiary Guarantors, jointly and severally, absolutely, unconditionally, and irrevocably guaranty to each of the Lenders and shall be surety for:

(a)           the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;

(b)           the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

(c)           the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.”  All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.”  Notwithstanding the foregoing, Subsidiary Guarantors and Lenders agree that each Subsidiary Guarantor’s obligations hereunder shall not exceed the greater of:  (i) the aggregate amount of all monies received, directly or indirectly, by such Subsidiary Guarantor from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the respective amounts shown in the column headed “Subsidiary Guarantor Maximum Liability” on the schedule attached hereto as Exhibit B and made a part hereof, being ninety-five percent (95%) of the value of the Mortgage Property owned by such Subsidiary Guarantor (or, in the case, of a Subsidiary Guarantor which owns a Pledged Equity Interest in the owner of a Partnership Interest Property, ninety-five percent (95%) of the value of such Partnership Interest Property multiplied by such Subsidiary Guarantor’s percentage ownership interest in such owner) as of the date hereof using in each case either the most recent Appraisal of such Mortgage Property or Partnership Interest Property or, if there is no Appraisal of such Mortgage Property or Partnership Interest Property or if such Appraisal is more than six (6) months old, the “as-is” value of such Mortgage Property or Partnership Interest Property as of the date hereof as established by Borrower and the Administrative Agent.  The maximum liability under clause (ii) of the preceding sentence for each Subsidiary Guarantor joining in this Guaranty after the date hereof shall be calculated in the same fashion but using values as of the date of such joinder instead of as of the date hereof.  In the event a Subsidiary Guarantor shall make any payment or payments under this Guaranty each other Subsidiary Guarantor of the Facility Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor’s pro rata share (based on their respective maximum liabilities hereunder) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Facility Indebtedness to Lenders.

2.           In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Subsidiary Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.

3.           Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Subsidiary Guarantors may have against Borrower or which Subsidiary Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Subsidiary Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Subsidiary Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders have no duty so to inform and that Subsidiary Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations.  Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Subsidiary Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation.  The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Subsidiary Guarantors the Lenders’ assessment of the financial condition of Borrower.  Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Subsidiary Guarantors.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders.  Subsidiary Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Subsidiary Guarantors to enforce this Guaranty.

4.           Subsidiary Guarantors further agree that Subsidiary Guarantors’ liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Subsidiary Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders’ failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Subsidiary Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety.  Subsidiary Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders’ rights hereunder or any of Subsidiary Guarantors’ obligations hereunder.

5.           This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection.  Subsidiary Guarantors agree that their obligations hereunder shall be joint and several with each other and with any and all other guarantees given in connection with the Facility from time to time.  Subsidiary Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Subsidiary Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right.  Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Subsidiary Guarantors’ obligations hereunder, it being the purpose and intent of Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever.  Neither Subsidiary Guarantors’ obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower.  This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment.  The obligations of Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6.           This Guaranty shall be assignable by a Lender, as to such Lender’s interest herein, to any assignee of all or a portion of such Lender’s rights under the Loan Documents.

7.           If:  (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property securing the Facility Indebtedness (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Subsidiary Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8.           The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

9.           Any indebtedness of Borrower to Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness.  Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors’ own account, any payment from Borrower on account of such subordinated debt at any time when a Default exists under the Credit Agreement or the Loan Documents, and any such payments to Subsidiary Guarantors made while any Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Subsidiary Guarantors hereunder.

10.           Subsidiary Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Subsidiary Guarantors may have against Borrower arising from a payment made by Subsidiary Guarantors under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Subsidiary Guarantors or the Lenders or any right of Subsidiary Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Subsidiary Guarantors hereunder.  It is expressly understood that the agreements of Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

11.           Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

12.           Subsidiary Guarantors hereby submit to personal jurisdiction in the State of Ohio for the enforcement of this Guaranty and waive any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty.  Subsidiary Guarantors hereby consent to the jurisdiction of either the Cuyahoga County Court of Common Pleas in Cleveland, Ohio, or the United States District Court in Cleveland, Ohio, in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter.  Subsidiary Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Ohio and hereby waives any objection which Subsidiary Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

13.           All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.  Notice may be given as follows:

To Subsidiary Guarantors:

c/o Glimcher Properties Corporation
180 East Broad Street
Columbus, Ohio 43215
Attention:  Rich Burkhart, Director of Treasury
Telephone:  614-887-5889
Facsimile:  614-621-2326

With a copy to :

Attention:  General Counsel

Phone:  614-887-5623
Facsimile:  614-621-8863

Email:  krieck@glimcher.com

To KeyBank as Administrative Agent and as a Lender:

KeyBank National Association
1200 Abernathy Road NE
Suite 1500
Atlanta, Georgia 30368
Attention: Kevin Murray
Telephone:  (770)510-2168
Facsimile:  (770) 510-2195

With a copy to:

SNR Denton US LLP
233 South Wacker Drive
Suite 7800
Chicago, Illinois  60606
Attention:  Patrick G. Moran, Esq.
Telephone:  (312) 876-8132
Facsimile:  (312) 876-7934

If to any other Lender, to its address set forth in the Credit Agreement.

14.           This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Subsidiary Guarantors and shall inure to the benefit of the Administrative Agent’s and the Lenders’ respective successors and assigns.

15.           This Guaranty shall be construed and enforced under the internal laws of the State of Ohio.

16.           SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17.           From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty.  From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Guaranty.  From time to time certain Subsidiary Guarantors shall be released from their obligations under this Guaranty by the Administrative Agent upon satisfaction of the conditions to such release established pursuant to Section 6.24 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Guaranty in the State of Ohio as of the date first written above.

MORGANTOWN COMMONS LIMITED PARTNERSHIP, an Ohio limited partnership

By:	Glimcher Morgantown Mall, Inc., a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

MORGANTOWN MALL ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership

By:	Glimcher Morgantown Mall, Inc., a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

GLIMCHER NORTHTOWN VENTURE, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

GB NORTHTOWN, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

POLARIS LIFESTYLE CENTER, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

EM COLUMBUS III, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

FAIRFIELD VILLAGE, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

GLIMCHER JG URBAN RENEWAL INC., a New Jersey corporation

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

JERSEY GARDENS CENTER, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

POLARIS MALL, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

RV BOULEVARD HOLDINGS, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

WEBERSTOWN MALL, LLC, a Delaware limited liability company

By:	Glimcher Weberstown, Inc., a Delaware corporation, its managing member

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

EXHIBIT A TO SUBSIDIARY GUARANTY

FORM OF JOINDER TO GUARANTY

THIS JOINDER is executed as of ___________, 20__ by the undersigned, each of which hereby agrees as follows:

1.           All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Amended and Restated Subsidiary Guaranty (the “Guaranty”) dated as of October __, 2011 executed for the benefit of KeyBank National Association, as agent for itself and certain other lenders, with respect to a loan from the Lenders to Glimcher Properties Limited Partnership (“Borrower”).

2.           As required by the Credit Agreement described in the Guaranty, each of the undersigned is executing this Joinder to become a party to the Guaranty.

3.           Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

[INSERT SUBSIDIARY GUARANTOR SIGNATURE BLOCKS AND FEIN NUMBER]

FEIN NO. ______________________
By: _____________________________

By: ______________________
Its: ______________________

EXHIBIT B TO SUBSIDIARY GUARANTY

LIST OF SUBSIDIARY GUARANTOR MAXIMUM LIABILITIES

	Property Name	Address/Description	Owner Name - Subsidiary Guarantor	Appraised Value	Subsidiary Guarantor Maximum Liability
1.	Morgantown Commons	Morgantown, WV Community Shopping Center	Morgantown Commons Limited Partnership	$14,750,000	$14,012,500
2.	Morgantown Mall	9500 Mall Road Morgantown, WV 26501 Enclosed Regional Mall	Morgantown Mall Associates Limited Partnership	$53,000,000	$50,350,000
3.	Northtown Mall	398 Northtown Drive Blaine, MN 55434 Enclosed Regional Mall	Glimcher Northtown Venture, LLC & GB Northtown, LLC	$82,500,000	$78,375,000
4.	Polaris Lifestyle Center	Columbus, OH Open Air Lifestyle Center	Polaris Lifestyle Center, LLC	$35,900,000	$34,105,000
5.	Eastland Mall	Columbus, OH - 13.815 acres parcel with vacant 3 story building - former Lazarus/Macy’s	EM Columbus III, LLC	$675,000	$641,250
6.	Fairfield Village	Beavercreek, OH - Lot 5 J - 1.928 acres with Fox & Hound Restaurant and Lot 5K - 4.198 acres undeveloped land	Fairfield Village, LLC	$2,375,000	$2,256,250
7.	Jersey Gardens Center	Elizabeth, NJ - 2.14 acres parcel with IHOP Restaurant	Jersey Gardens Center, LLC & Glimcher JG Urban Renewal Inc.	$1,600,000	$1,520,000
8.	Polaris Perimeter	Columbus, OH - 1.85 acres parcel with 9,400 sf multi-tenant building and 7.08 acres parcel with 3 restaurants (Mimi’s, Mitchell’s and BJ’s)	Polaris Mall, LLC	$12,200,000	$11,590,000
9.	River Valley Boulevard	Lancaster, OH - 1.868 acres parcel with 8,900 sf multi tenant building	RV Boulevard Holdings, LLC	$2,050,000	$1,947,500
10.	Weberstown East	Stockton, CA - 10.22 acres parcel located opposite Weberstown Mall with 2 buildings	Weberstown Mall, LLC	$4,450,000	$4,227,500